UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2013

Hi-Crush Partners LP

(Exact name of registrant as specified in its charter)

Delaware	001-35630	90-0840530
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Three Riverway Suite 1550 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

(713) 960-4777

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On November 22, 2013, Hi-Crush Partners LP (the “Partnership”), Hi-Crush GP LLC, the general partner of the Partnership (the “General Partner”), and Hi-Crush Proppants LLC, the owner of the General Partner (the “Selling Unitholder”), entered into an underwriting agreement (the “Underwriting Agreement”) with Barclays Capital Inc., as underwriter. The Underwriting Agreement provides for the offer and sale by the Selling Unitholder of 702,851 common units representing limited partner interests in the Partnership at a price to the public of $31.15 per common unit (the “Offering”).

The Offering is expected to close on or about November 27, 2013, subject to customary closing conditions. The Partnership will not receive any proceeds from the sale of the common units by the Selling Unitholder in the Offering. Immediately after the closing of the Offering, the Selling Unitholder will continue to own all of the Partnership’s incentive distribution rights, 13,640,351 subordinated units and 3,750,000 Class B Units.

The Offering is being made pursuant to a prospectus supplement dated November 22, 2013. The common units to be sold in the Offering are registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a shelf registration statement on Form S-3 (Registration No. 333-191481) filed with the Securities and Exchange Commission (the “Commission”) on October 1, 2013, which was amended on October 11, 2013 and October 21, 2013 and declared effective by the Commission on October 28, 2013.

The Underwriting Agreement contains customary representations and warranties, agreements and obligations, conditions to closing and termination provisions. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed herewith as Exhibit 1.1 and is incorporated herein by reference.

Fulbright & Jaworski LLP issued an opinion as to certain tax matters with respect to the Offering, which opinion is filed as Exhibit 8.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

The Partnership issued a press release on November 22, 2013 announcing that it had priced the offering described in Item 1.01 of this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

In accordance with General Instruction B.2 to Form 8-K, the information provided under this Item 2.02 and the information attached to this Form 8-K as Exhibit 99.1 shall be deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

1.1	Underwriting Agreement, dated as of November 22, 2013, by and among Hi-Crush Partners LP, Hi-Crush GP LLC, Hi-Crush Proppants LLC and Barclays Capital Inc.

8.1	Opinion of Fulbright & Jaworski LLP with respect to tax matters

23.1	Consent of Fulbright & Jaworski LLP (included in Exhibit 8.1 above).

99.1	Press Release dated November 22, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hi-Crush Partners LP

	By:	Hi-Crush GP LLC, its general partner

Date: November 22, 2013	By:	/s/ Mark C. Skolos

Mark C. Skolos
General Counsel and Secretary